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                                                                     EXHIBIT 4.1

                         NORTHERN STAR FINANCIAL, INC.

 STOCK ORDER FORM

 NOTE: PLEASE READ THE STOCK ORDER FORM GUIDE AND INSTRUCTIONS ACCOMPANYING THIS FORM, BEFORE COMPLETION.
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 DEADLINE: The Offering began September   , 1998. A condition of the Offering
 is that the Minimum Offering (sale of 157,000 shares of Common Stock) must be
 completed on or before November   , 1998, unless extended by the Board of
 Directors for up to an additional 90 days, or the Offering will be terminated. If the Minimum Offering is consummated, the Offering will continue so long as shares remain available or until 5:00 p.m. Local Time, on
 December   , 1998, whichever occurs first, unless terminated by the Company beforehand.
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 NUMBER OF SHARES
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    (1) Number of Shares          Price Per Share     (2) Total Amount
                                                             Due





                            x        $10.00     =      $

 The minimum number of shares that may be subscribed for is 100. The maximum any individual and their related party may subscribe for in the Offering is 13,600 shares. See the Section entitled "THE OFFERING--General" on page 12 of
 the Prospectus dated September   , 1998.
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 METHOD OF PAYMENT AND PURCHASE INFORMATION
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 (3) Enclosed is a check, bank draft or money order payable to: "Resource
     Trust Company", Escrow Agent for Northern Star Financial, Inc. for
     $     .
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 BROKER DEALER NAME AND ADDRESS
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 (4) If purchased through a broker/dealer, please list the name, address, and phone number in the space provided.

  Company Name: ___________________        City: _______________

  Broker Name: ____________________        State: ______________  Zip Code: ___
  Street Address: _________________        Phone Number: _______
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 STOCK REGISTRATION    ONE OWNERSHIP PER STOCK ORDER FORM
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 (5)Form of stock ownership

  [_] Individual      [_] Uniform Transfer to Minors
                                              [_] Partnership
                         minor's soc. sec. # required


  [_] Joint Tenants   [_] Uniform Gift to Minors
                                              [_] IRA (Custodian name &
                                              signature required)



  [_] Tenants in Common
                      [_] Corporation
                                              [_] Fiduciary/Trust (Under
                                              Agreement Dated      )


 Name                                         Social Security or Tax I.D.
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 Name                                         Daytime Telephone
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 Street Address                               Evening Telephone
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 City              State       Zip Code       State of Residence

    OFFICE USE                                   Batch # ____

    Date                                         Order # __________
    Rec'd    /   /
    Check # ________________                     Category _________
    Amount $ _________                           Initials _________


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 NASD AFFILIATION (This section only applies to those individuals who meet the delineated criteria)
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 Check here if you are a member of the National Association of Securities
 Dealers, Inc. ("NASD"), a person associated with an NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation with Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD affiliation box: (1) not to sell, transfer or hypothecate the shares subscribed for herein for a period of three months following the issuance, and (2) to report this subscription in writing to the applicable NASD member within one day of the payment therefor.
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 RECEIPT OF PROSPECTUS
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 1. By signing below, I acknowledge receipt of the Prospectus dated September
      , 1998.



 2. ACCEPTANCE OF SUBSCRIPTION. The Company has the right to accept or reject this subscription in whole or in part, for any reason whatsoever. The Company may reduce the number of shares for which the Subscriber has subscribed, indicating acceptance of less than all of the shares subscribed on the Company's written form of acceptance.

 3. RESIDENCE. The Subscriber is a bona fide resident (or if an entity is organized or incorporated under the laws of, and is domiciled in) of the State indicated on the cover page of this form.

 THIS FORM MUST BE SIGNED AND DATED. THIS ORDER IS NOT VALID IF THE STOCK ORDER FORM IS NOT SIGNED. YOUR ORDER WILL BE FILLED IN ACCORDANCE WITH THE PROVISIONS OF THE PROSPECTUS.

 When purchasing as a custodian, corporate officer, etc.; include your full title.

 BY SIGNING BELOW, I ALSO ACKNOWLEDGE THAT I HAVE NOT WAIVED ANY RIGHTS UNDER THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934.

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  SIGNATURE                    TITLE (IF APPLICABLE)                                     DATE
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
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  3.
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 THE SHARES OF COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS AND ARE
 NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
 BANK INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY.

                              RETURN THIS FORM TO:

                             RESOURCE TRUST COMPANY
                            ATTN: EVONNE M. COSTELLO
                            300 INTERNATIONAL CENTRE
                            900 SECOND AVENUE SOUTH
                       MINNEAPOLIS, MINNESOTA 55402-3380